UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2026

FS CREDIT OPPORTUNITIES CORP.

(Exact name of Registrant as specified in its charter)

Maryland	811-22802	46-1882356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 JFK Boulevard, OFC 500 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FSCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

FS Credit Opportunities Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on August 3, 2026. As of June 8, 2026, the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 202,269,645 shares of the Company’s common stock (“common stock”) and 400,000 shares of the Company’s preferred stock (“preferred stock” and, together with the common stock, the “Shares”) were eligible to be voted in person or by proxy. Of the eligible Shares to be voted, 141,060,592 were voted in person or by proxy at the Annual Meeting.

Stockholders were asked to consider and act upon the following proposal, which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 9, 2026:

•	Proposal No. 1 - to elect the following individuals as Class I Directors, each of whom have been nominated for election for a three-year term expiring at the 2029 Annual Meeting of Stockholders: (a) Walter W. Buckley, III and (b) Barbara J. Fouss (the “Director Election Proposal”).

Walter W. Buckley, III was elected by the Company’s stockholders at the Annual Meeting. The votes for, votes against, votes withheld and broker non-votes for Walter W. Buckley, III are set forth below:

Director Nominee	Votes For	Votes Against	Votes Withheld	Broker Non- Votes
Walter W. Buckley, III	123,713,305	15,799,813	1,547,474	0

With respect to the election of Barbara J. Fouss, the Annual Meeting was adjourned because a quorum of the holders of the Company’s preferred stock was not present in person or by proxy to transact business at the Annual Meeting.  The Annual Meeting has been adjourned to September 8, 2026 at 11:00 am Eastern Time, at 3025 JFK Boulevard, OFC 500, Philadelphia, PA 19104, to consider and vote upon the Director Election Proposal with respect to Barbara J. Fouss described in the notice of meeting that was sent to each stockholder of record as of the close of business on June 8, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Opportunities Corp.

Date: August 6, 2026	By:	/s/ Stephen Sypherd
Stephen Sypherd
Secretary and Vice President